UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2006

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Second Floor, 90 Pitts Bay Road

Pembroke, HM 08, Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-292-8674

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material  Definitive Agreement

On July 18, 2006, Tyco’s Healthcare subsidiary, U.S. Surgical, announced the execution of a definitive agreement to acquire Confluent Surgical, Inc., a leading developer and supplier of polymer-based technology used in sprayable surgical sealants and anti-adhesion products, for $245 million.

A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into this Item 1.01.

Item 9.01. Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

99.1	Press release issued July 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ Christopher J. Coughlin
Christopher J. Coughlin
Executive Vice President, and Chief
Financial Officer

Date: July 19, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued July 18, 2006